Exhibit 99.1

Second Quarter 2019 Earnings Results and Operating Information Three and Six Months Ended June 30, 2019 www.globalmedicalreit.com NYSE: GMRE

2 Table of Contents Financial Highlights 3 Financial Review 4 Condensed Consolidated Balance Sheets 5 Condensed Consolidated Statements of Operations 6 Condensed Consolidated Statements of Cash Flows 7 Reconciliation of Non - GAAP Measures for Funds from Operations (FFO) and Adjusted Funds From Operations (AFFO) 8 Portfolio Updates 9 Operating Metrics 10 Top 10 Tenant Profiles 12 Real Estate Portfolio 13 About Global Medical REIT Inc. (NYSE: GMRE) 15 Disclosures 16 Forward - Looking Statements Certain statements contained herein may be considered “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , and it is the Company’s intent that any such statements be protected by the safe harbor created thereby . These forward - looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "plan," "predict," "project," "will," "continue" and other similar terms and phrases, including references to assumptions and forecasts of future results . Except for historical information, the statements set forth herein including, but not limited to, any statements regarding our earnings, expected financial performance (including future cash flows associated with new tenants), future dividends or other financial items ; any other statements concerning our plans, strategies, objectives and expectations for future operations, our pipeline of acquisition opportunities and expected acquisition activity, including the timing and/or successful completion of any acquisitions and expected rent receipts on these properties, and any statements regarding future economic conditions or performance are forward - looking statements . These forward - looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties . Although the Company believes that the expectations, estimates and assumptions reflected in its forward - looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company’s forward - looking statements . Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, include, without limitation, the risks described under Part I, Item 1 A - Risk Factors, in our Annual Report on Form 10 - K, our Quarterly Reports on Form 10 - Q, and in our other filings with the United States Securities and Exchange Commission (“SEC”) . You are cautioned not to place undue reliance on forward - looking statements . The Company does not intend, and undertakes no obligation, to update any forward - looking statement . Earnings Call and Webcast Date Thursday, August 8, 2019 Time 9:00 a.m. Eastern Time Dial - In 1 - 877 - 407 - 3948: Domestic / 201 - 389 - 0865: International / Reference: Global Medical REIT Inc. Webcast Located on the “Investor Relations” section of the Company’s website at http://investors.globalmedicalreit.com/ or by clicking on the conference call link: https://78449.themediaframe.com/dataconf/productusers/gmre/mediaframe/31513/indexl.html Replay An audio replay of the conference call will be posted on the Company’s website. 2Q - 2019| Earnings Results and Operating Information

Financial Highlights A reconciliation of non - GAAP financial measures for Funds from Operations and Adjusted Funds from Operations is included on page 8 within this document. 3 REVENUES AND OPERATING RESULTS ▪ Net income attributable to common stockholders for the three and six months ended June 30 , 2019 totaled $ 0 . 9 million, or $ 0 . 03 per share, and $ 1 . 4 million, or $ 0 . 05 per share, respectively, compared to a net loss of $ ( 0 . 1 ) million, or $ ( 0 . 00 ) per share, and net income of $ 0 . 3 million, or $ 0 . 02 per share, respectively, for the three and six months ended June 30 , 2018 . ▪ Funds from Operations (“FFO”) was unchanged at $ 0 . 18 per share for both the three months ended June 30 , 2019 and 2018 . For the six months ended June 30 , 2019 , FFO per share decreased to $ 0 . 35 per share compared to $ 0 . 36 per share for the comparable prior year period . ▪ Adjusted Funds from Operations (“AFFO”) decreased to $ 0 . 18 per share for the three months ended June 30 , 2019 , from $ 0 . 20 per share in the comparable prior year period . For the six months ended June 30 , 2019 , AFFO per share decreased to $ 0 . 35 per share compared to $ 0 . 36 per share for the comparable prior year period . ▪ Rental revenue increased to $ 16 . 8 million for the three months ended June 30 , 2019 , from $ 13 . 2 million in the comparable prior year period . Rental revenue includes $ 1 . 1 million of expense recoveries recognized during the three months ended June 30 , 2019 and $ 0 . 7 million from the same period in 2018 . For the six months ended June 30 , 2019 , rental revenue increased to $ 32 . 0 million compared to $ 24 . 8 million for the comparable prior year period . Rental revenue includes $ 2 . 4 million of expense recoveries recognized during the six months ended June 30 , 2019 and $ 1 . 7 million from the same period in 2018 . ACQUISITIONS ▪ Since January 1 , 2019 , the Company has completed 10 acquisitions, encompassing an aggregate of 415 , 419 leasable square feet for a total purchase price of $ 156 . 9 million with annualized base rent of $ 11 . 7 million at a weighted average cap rate of 7 . 4% . The Company’s 2019 acquisitions are summarized on page 9 and included the following : ̶ During the six months ended June 30 , 2019 , six acquisitions, encompassing an aggregate 258 , 933 leasable square feet, for an aggregate purchase price of $ 114 . 6 million with annualized base rent of $ 8 . 4 million and a weighted average cap rate of 7 . 3% . ̶ To - date during the third quarter of 2019 , four acquisitions, encompassing an aggregate 156 , 486 leasable square feet, for an aggregate purchase price of $ 42 . 3 million with annualized base rent of $ 3 . 3 million and a weighted average cap rate of 7 . 7% . CAPITAL RAISING AND DEBT ▪ Since January 1 , 2019 , the Company has raised $ 92 . 9 million of equity through a combination of common stock and OP unit issuances at an average offering price of $ 9 . 84 per share . The Company’s 2019 equity issuances included the following : ̶ Issued 8 . 2 million shares of common stock in an underwritten public offering at a price of $ 9 . 75 per share, generating gross proceeds of $ 80 . 3 million ; ̶ Issued 1 . 2 million shares of common stock through the Company’s “At - The - Market” (ATM) offering program, including 0 . 3 million shares during the first quarter 2019 , 0 . 1 million shares during the second quarter 2019 , and 0 . 7 million shares to - date during the third quarter of 2019 , at an average offering price of $ 10 . 43 per share, generating gross proceeds of $ 12 . 0 million ; and ̶ Issued 49 thousand OP units with a value of $ 0 . 5 million in connection with a medical facility acquisition . ▪ On April 15 , 2019 , the Company exercised $ 75 million of the $ 150 million accordion feature of its credit facility . The partial exercise of the accordion feature increased the term loan component of the credit facility from $ 100 million to $ 175 million and the total borrowing capacity under the credit facility to $ 425 million . COMMON STOCK AND PREFERRED STOCK DIVIDENDS ▪ On June 13 , 2019 , the Board of Directors declared : ̶ a $ 0 . 20 per share cash dividend to common stockholders of record as of June 26 , 2019 , which was paid on July 11 , 2019 . This dividend represented the Company’s second quarter 2019 dividend payment to its common stockholders ; and ̶ a $ 0 . 46875 per share cash dividend to holders of record as of July 15 , 2019 of its Series A Preferred Stock, which was paid on July 31 , 2019 . This dividend represented the Company’s quarterly dividend on its Series A Preferred Stock for the period from April 30 , 2019 through July 30 , 2019 . 2Q - 2019| Earnings Results and Operating Information

Financial Review CEO COMMENTARY Jeffrey Busch, the Company’s Chief Executive Officer, stated “We continued our impressive acquisition pace in the second quarter by closing on our IRF portfolio, and have since closed or placed under contract another nine properties, with an aggregate purchase price of $ 105 million . ” Mr . Busch continued, “We have now passed the three - year mark since our IPO, and since our IPO, our portfolio has grown from $ 94 million to $ 764 million . Although we are very proud of our achievements since our IPO, we plan to continue to grow our portfolio by utilizing our proven acquisition sourcing and due diligence processes . As always, we appreciate the support of our stockholders during the last three years and look forward to continued success in the future . ” THREE MONTHS ENDED JUNE 30 , 2019 ▪ Rental revenue for the three months ended June 30 , 2019 increased to $ 16 . 8 million, compared to $ 13 . 2 million for the comparable prior year period . This increase was primarily the result of the Company’s larger property portfolio compared to the prior year period . Rental revenue includes $ 1 . 1 million of expense recoveries recognized during the three months ended June 30 , 2019 and $ 0 . 7 million from the same period in 2018 . ▪ Total expenses for the three months ended June 30 , 2019 were $ 14 . 4 million, compared to $ 11 . 9 million for the comparable prior year period . This increase was primarily the result of the Company’s larger portfolio compared to the prior year period . ▪ General and administrative expenses decreased to $ 1 . 6 million for the three months ended June 30 , 2019 , compared to $ 1 . 8 million in the comparable prior year period . This decrease resulted primarily from a decrease in non-cash LTIP compensation expense . LTIP compensation expense was $ 0 . 9 million for the three months ended June 30 , 2019 , compared to $ 1 . 1 million for the same period in 2018 . ▪ Interest expense for the three months ended June 30 , 2019 was $ 4 . 1 million, compared to $ 3 . 9 million for the comparable prior year period . This increase is primarily due to both higher average borrowings during the quarter compared to the same quarter last year, the proceeds of which were used to finance our property acquisitions, and higher interest rates . SIX MONTHS ENDED JUNE 30 , 2019 ▪ Rental revenue for the six months ended June 30 , 2019 increased to $ 32 . 0 million, compared to $ 24 . 8 million for the comparable prior year period . This increase was primarily the result of the Company’s larger property portfolio compared to the prior year period . Rental revenue includes $ 2 . 4 million of expense recoveries recognized during the six months ended June 30 , 2019 and $ 1 . 7 million from the same period in 2018 . ▪ Total expenses for the six months ended June 30 , 2019 were $ 27 . 6 million, compared to $ 21 . 5 million for the comparable prior year period . This increase was primarily the result of the Company’s larger portfolio compared to the prior year period . ▪ General and administrative expenses increased to $ 3 . 2 million for the six months ended June 30 , 2019 , compared to $ 2 . 8 million in the comparable prior year period . This increase resulted from an increase in non-cash LTIP compensation expense . LTIP compensation expense was $ 1 . 6 million for the six months ended June 30 , 2019 , compared to $ 1 . 2 million for the same period in 2018 . ▪ Interest expense for the six months ended June 30 , 2019 was $ 8 . 2 million, compared to $ 6 . 6 million for the comparable prior year period . This increase is primarily due to both higher average borrowings during the first six months of 2019 compared to the same period in 2018 , the proceeds of which were used to finance our property acquisitions, and higher interest rates . BALANCE SHEET SUMMARY ▪ Cash and cash equivalents were $ 3 . 2 million as of June 30 , 2019 , compared to $ 3 . 6 million as of December 31 , 2018 . ▪ Gross investment in real estate as of June 30 , 2019 was $ 763 . 6 million, compared to $ 647 . 6 million as of December 31 , 2018 . ▪ Total debt, which includes outstanding borrowings on the credit facility and notes payable (both net of unamortized deferred financing costs), was $ 354 . 3 million as of June 30 , 2019 , compared to $ 315 . 0 million as of December 31 , 2018 . ▪ The weighted average interest rate and term of our debt was 4 . 14 % and 3 . 68 years at June 30 , 2019 . A reconciliation of non - GAAP financial measures for Funds from Operations and Adjusted Funds from Operations is included on page 8 within this document. 4 2Q - 2019| Earnings Results and Operating Information

Condensed Consolidated Balance Sheets (unaudited, dollars and shares in thousands, except par values) 5 2Q - 2019| Earnings Results and Operating Information As of June 30, 2019 December 31, 2018 Assets Investment in real estate: Land $ 76,831 $ 63,710 Building 597,029 518,451 Site improvements 7,672 6,880 Tenant improvements 27,371 15,357 Acquired lease intangible assets 54,698 43,152 763,601 647,550 Less: accumulated depreciation and amortization (41,882) (30,625) Investment in real estate, net 721,719 616,925 Cash and cash equivalents 3,216 3,631 Restricted cash 2,656 1,212 Tenant receivables 3,935 2,905 Escrow deposits 3,518 1,752 Deferred assets 11,831 9,352 Other assets 3,847 322 Total assets $ 750,722 $ 636,099 Liabilities and Equity Liabilities: Credit facility, net of unamortized discount of $3,784 and $3,922 at June 30, 2019 and December 31, 2018, respectively $ 315,691 $ 276,353 Notes payable, net of unamortized discount of $733 and $799 at June 30, 2019 and December 31, 2018, respectively 38,652 38,654 Accounts payable and accrued expenses 4,224 3,664 Dividends payable 9,081 6,981 Security deposits and other 5,881 4,152 Due to related parties, net 1,358 1,030 Derivative liability 9,083 3,487 Other liability 2,371 - Acquired lease intangible liability, net 2,778 2,028 Total liabilities 389,119 336,349 Equity: Preferred stock, $0.001 par value, 10,000 shares authorized; 3,105 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively (liquidation preference of $77,625 at June 30, 2019 and December 31, 2018, respectively) 74,959 74,959 Common stock, $0.001 par value, 500,000 shares authorized; 34,653 and 25,944 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively 35 26 Additional paid - in capital 322,872 243,038 Accumulated deficit (57,397) (45,007) Accumulated other comprehensive loss (9,293) (3,721) Total Global Medical REIT Inc. stockholders' equity 331,176 269,295 Noncontrolling interest 30,427 30,455 Total equity 361,603 299,750 Total liabilities and equity $ 750,722 $ 636,099

Condensed Consolidated Statements of Operations (unaudited, dollars and shares in thousands, except per share amounts) 6 (1) Rental Revenue includes expense recoveries related to tenant reimbursement of real estate taxes, insurance, and certain othe r operating expenses of $1.1 million and $0.7 million for the three months ended June 30, 2019 and 2018, respectively, and $2.4 million and $1.7 million for the six months ended June 30, 2019 and 2018 , r espectively. 2Q - 2019| Earnings Results and Operating Information Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 Revenue Rental revenue (1) $ 16,835 $ 13,240 $ 31,976 $ 24,796 Other income 45 9 104 18 Total revenue 16,880 13,249 32,080 24,814 Expenses General and administrative 1,640 1,768 3,246 2,774 Operating expenses 1,143 680 2,466 1,784 Management fees – related party 1,584 1,095 2,918 2,176 Depreciation expense 4,608 3,445 8,475 6,351 Amortization expense 1,255 926 2,257 1,691 Interest expense 4,132 3,942 8,157 6,627 Preacquisition fees 56 9 56 126 Total expenses 14,418 11,865 27,575 21,529 Net income $ 2,462 $ 1,384 $ 4,505 $ 3,285 Less: Preferred stock dividends (1,455) (1,455) (2,911) (2,911) Less: Net (income) loss attributable to noncontrolling interest (103) 7 (162) (28) Net income (loss) attributable to common stockholders $ 904 $ (64) $ 1,432 $ 346 Net income attributable to common stockholders per share – basic and diluted $ 0.03 $ (0.00) $ 0.05 $ 0.02 Weighted average shares outstanding – basic and diluted 34,559 21,631 30,990 21,631

Condensed Consolidated Statements of Cash Flows (unaudited and in thousands) 7 2Q - 2019| Earnings Results and Operating Information Six Months Ended June 30, 2019 2018 Operating activities Net income $ 4,505 $ 3,285 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 8,475 6,351 Amortization of acquired lease intangible assets 2,257 1,691 Amortization of above market leases, net 405 294 Amortization of deferred financing costs and other 651 983 Stock - based compensation expense 1,625 1,237 Other 70 46 Changes in operating assets and liabilities: Tenant receivables (1,030) (635) Deferred assets (2,479) (2,635) Other assets 37 97 Accounts payable and accrued expenses (22) 1,254 Security deposits and other 1,729 2,924 Accrued management fees due to related party 441 31 Net cash provided by operating activities 16,664 14,923 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (115,472) (124,874) Escrow deposits for purchase of properties (1,622) (298) Loan to related parties (113) (80) Capital expenditures on existing real estate investments (193) (437) Preacquisition costs for purchase of properties (74) 118 Net cash used in investing activities (117,474) (125,571) Financing activities Net proceeds received from common equity offerings 79,651 - Escrow deposits required by third party lenders (144) (144) Borrowings from related parties - - Repayment of note payable (68) - Proceeds from Credit Facility 103,800 129,950 Repayment of Credit Facility (64,600) (6,500) Payments of deferred financing costs (422) (1,123) Redemption of LTIP Units - (263) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (13,467) (9,288) Dividends paid to preferred stockholders (2,911) (2,911) Net cash provided by financing activities 101,839 109,721 Net increase (decrease) in cash and cash equivalents and restricted cash 1,029 (927) Cash and cash equivalents and restricted cash — beginning of period 4,843 7,114 Cash and cash equivalents and restricted cash — end of period $ 5,872 $ 6,187

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO) (unaudited, dollars and shares in thousands) Non - GAAP Financial Measures FFO and AFFO are non - GAAP financial measures within the meaning of the rules of the SEC . The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results . In accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate - related depreciation and amortization (excluding amortization of deferred financing costs and above - market lease amortization expense), and after adjustments for unconsolidated partnerships and joint ventures . Because FFO excludes real estate - related depreciation and amortization (other than amortization of deferred financing costs and above market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period - over - period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss . AFFO is a non - GAAP measure used by many investors and analysts to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations . Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non - cash items and certain recurring and non - recurring items . For the Company these items include : (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock - based compensation expense, (e) recurring amortization of above market leases, (f) deferred financing costs, (g) recurring capital expenditures, (h) recurring lease commissions, (i) recurring tenant improvements, and (j) other items . Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis . The Company’s FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner . 8 2Q - 2019| Earnings Results and Operating Information Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 Net income $ 2,462 $ 1,384 $ 4,505 $ 3,285 Less: Preferred stock dividends (1,455) (1,455) (2,911) (2,911) Depreciation and amortization expense 5,863 4,371 10,732 8,042 FFO $ 6,870 $ 4,300 $ 12,326 $ 8,416 Amortization of above market leases, net (1) 191 181 405 294 Straight line deferred rental revenue (1,472) (1,382) (2,838) (2,554) Stock - based compensation expense 854 1,055 1,625 1,237 Amortization of deferred financing costs and other 337 553 650 983 Preacquisition fees 56 9 56 126 AFFO $ 6,836 $ 4,716 $ 12,224 $ 8,502 Net Income attributable to common stockholders per share – basic and diluted $ 0.03 $ (0.00) $ 0.05 $ 0.02 FFO per Share $ 0.18 $ 0.18 $ 0.35 $ 0.36 AFFO per Share $ 0.18 $ 0.20 $ 0.35 $ 0.36 Reconciliation of Weighted Average Shares and Units Outstanding: Weighted Average Common Shares 34,559 21,631 30,990 21,631 Weighted Average OP Units 3,143 1,736 3,144 1,492 Weighted Average LTIP Units 785 584 719 512 Weighted Average Shares and Units Outstanding - basic and diluted 38,487 23,951 34,853 23,635 (1) The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. Accordingly, amortizat ion of above market leases is no longer included as a reconciling item in determining FFO.

Portfolio Updates 2019 Completed Acquisitions Since January 1 , 2019 , the Company has completed 10 acquisitions, encompassing an aggregate 415 , 419 leasable square feet for a total purchase price of $ 156 . 9 million with annualized base rent of $ 11 . 7 million at a weighted average cap rate of 7 . 4% . 9 Total Buildings 91 Total Square Feet 2,337,848 Total Tenants 56 Occupancy 100% Total Annualized Cash Rent (in thousands) $58,977 Weighted Average Cap Rate 7.8% Weighted Average Lease Term (years) 9.3 Weighted Average Rent Escalations 2.2% (as of June 30, 2019 unless otherwise stated) 2Q - 2019| Earnings Results and Operating Information Date Property City, State Leasable Square Feet Purchase Price (1) (in thousands) Annualized Base Rent (2) (in thousands) Capitalization Rate (3) 2/28/2019 AMG Specialty Hospital Zachary, LA 12,424 $ 4,500 $ 409 9.1% 3/19/2019 East Valley Gastro Chandler, AZ 39,305 16,100 1,176 7.3% First Quarter Total 51,729 $ 20,600 $ 1,585 7.7% 4/15/2019 Encompass Health Rehabilitation Hospital of Desert Canyon Las Vegas, NV 53,260 $ 21,500 $ 1,504 7.0% 4/15/2019 Cobalt Rehabilitation Hospital of Surprise Surprise, AZ 54,575 28,500 1,971 6.9% 4/15/2019 Saint Joseph Rehabilitation Institute Mishawaka, IN 45,920 16,000 1,464 9.2% 4/15/2019 Mercy Rehabilitation Hospital Oklahoma City Oklahoma City, OK 53,449 28,000 1,872 6.7% Second Quarter Total 207,204 $ 94,000 $ 6,811 7.2% First Half 2019 Total/Weighted Average 258,933 $ 114,600 $ 8,396 7.3% 7/12/2019 cCare San Marcos, CA 20,230 $ 11,850 $ 864 7.3% 8/1/2019 East Lansing Portfolio - 1st Closing Lansing, MI 42,317 11,045 860 7.8% 8/5/2019 Bannockburn Medical Office Bannockburn, IL 43,939 6,900 520 7.5% 8/6/2019 Advocate Dreyer Aurora, IL 50,000 12,500 1,019 8.2% Third Quarter To - Date Total 156,486 $ 42,295 $ 3,263 7.7% 2019 To - Date Total/Weighted Average 415,419 $ 156,895 $ 11,660 7.4% (1) Represents contractual purchase price. (2) June 2019 base rent or month of acquisition base rent (or estimated NOI for East Lansing and Bannockburn properties), multipl ie d by 12. (3) Capitalization rates are calculated based on current lease terms and do not give effect to future rent escalations. Properties Under Contract Summary information about properties under contract is presented in the table below : Property City, State Leasable Square Feet Purchase Price (1) (in thousands) Annualized Base Rent (2) (in thousands) Capitalization Rate (3) Mission Health Livonia, MI 61,121 $ 10,500 $ 861 8.2% Arizona Center for Digestive Disease Gilbert, AZ 14,052 5,500 388 7.1% East Lansing Portfolio - 2nd Closing Lansing, MI 25,548 5,100 403 7.9% MedExpress Morgantown, WV 25,000 7,825 600 7.7% Steward Surgical Hospital Beaumont, TX 84,675 33,600 2,547 7.6% Total Under Contract 210,396 $ 62,525 $ 4,799 7.7% We are currently in the due diligence period for our properties under contract. If we identify problems with one or more of t hes e properties or the operator of the property during our due diligence review, we may not close the transaction on a timely basis or we may terminate the purchase agreement and not close the transaction. (1) Represents contractual purchase price. (2) Base rent (or estimated NOI for Mission Health and East Lansing properties) when placed under contract, multiplied by 12. (3) Capitalization rates are calculated based on current lease terms and do not give effect to future rent escalations.

Operating Metrics Tenant Affiliation or Property Location Category By Rent (A) On Campus or Adjacent 25% (B) Health System Affiliated 49% (C) On Campus or Affiliated 57% (D) Rehab Hospital / LTACH 34% (E) Retail Center 25% (F) Medical Office Park 24% (G) National Surgical Operator 13% (A), (B), (D), (E) or (F) 95% See page 16 for additional information Year Number of Leases Leased Square Feet % of Total Leased SF ABR % of Total ABR 2019 0   ଲ    ଲ  $   ଲ   ଲ  2020 1 2,750 0.1% $ 61 0.1% 2021 3 159,338 6.8% $ 3,931 6.7% 2022 2 19,736 0.8% $ 651 1.1% 2023 8 129,795 5.6% $ 3,781 6.4% 2024 14 198,681 8.5% $ 6,239 10.6% 2025 3 61,561 2.6% $ 1,630 2.8% 2026 11 305,371 13.1% $ 5,805 9.8% 2027 9 292,849 12.5% $ 8,763 14.9% 2028 3 64,570 2.8% $ 1,519 2.6% 2029 6 168,450 7.2% $ 4,942 8.4% 2030+ 29 932,667 40.0% $ 21,655 36.6% Total Leased 89 2,335,768 100.0% $ 58,977 100.0% 10 (as of June 30, 2019 unless otherwise stated) Lease Expiration Schedule (% of Leased SF) and Annualized Base Rent (ABR) ($ in thousands) Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio Inpatient Rehab Facility (IRF) 30.55% 3.52x Surgical Hospital (SH) 6.13% 5.13x Long - term Acute Care Hospital (LTACH) 3.77% 3.67x TOTAL/WEIGHTED AVERAGE 40.45% 3.78x Medical Office Building (MOB) 17.67% 6.50x MOB/Ambulatory Surgery Center (ASC) 11.84% 6.79x TOTAL/WEIGHTED AVERAGE 29.51% 6.62x All Tenants Calculated for Rent Coverage 69.96% 4.97x Large/Credit Tenants Not Calculated 20.20% N/A Other Tenants Not Available 9.84% N/A 2Q - 2019| Earnings Results and Operating Information

Operating Metrics Top 10 Tenants % of Annualized Base Rent (1) Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) 11 (as of June 30, 2019 unless otherwise stated) Texas 19.9% Ohio 11.8% Pennsylvania 10.5% Oklahoma 9.3% Arizona 9.1% Florida 6.7% Illinois 4.4% Tennessee 4.3% Nevada 3.2% Nebraska 3.1% Other 17.9% 2Q - 2019| Earnings Results and Operating Information (1) Monthly base rent as of June 30, 2019 multiplied by 12 54.1% 30.5% 6.5% 3.9% 3.8% 1.3% 19.9% 11.8% 10.5% 9.3% 9.1% 6.7% 4.4% 4.3% 3.2% 3.1% 17.9% MOB Total 54.1% MOB 29.5% MOB/ASC 17.5% MOB/Imaging 7.1% IRF 30.5% Surgical Hospital 6.5% Acute Hospital 3.9% LTACH 3.8% Office 1.3% 11.9% 8.7% 8.4% 6.1% 4.4% 3.9% 3.3% 3.1% 3.0% 2.6% Encompass Memorial Health Kindred Health OCOM Carrus Hospital Pipeline Health Curahealth Select Medical Prospect Health Orlando Health

Top 10 Tenant Profiles Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 130 hospitals and 278 home health & hospice locations in 36 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the post - acute continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 154 - bed) and Selby General Hospital ( 25 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations, and has over 2 , 500 employees and 211 accredited physicians . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with nine operating rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 3 billion . At December 31 , 2018 , Kindred through its subsidiaries had approximately 35 , 700 employees providing healthcare services in 1 , 789 locations in 45 states, including 74 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 11 sub - acute units, 96 inpatient rehabilitation units (hospital - based) and contract rehabilitation service businesses which served 1 , 586 non - affiliated sites of service . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Pipeline Health is a privately-held, community-based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak , a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; Benchmark Hospitalists ; four community hospitals in Chicago and Dallas, and a recent addition of 22 freestanding EDs upon a merger with Adeptus Health . Curahealth is a growing national platform currently consisted of 12 long - term acute care (LTAC) hospitals under the brand of Curahealth Hospitals and six inpatient rehabilitation facilities (IRF) under the brand of Cobalt Rehabilitation . The platform is a portfolio company sponsored by Nautic Partners, a middle - market private equity group focused on three specialties including healthcare . Nautic currently invests in six healthcare companies including Curahealth and had previously invested in and exited from 14 healthcare companies including Reliant Hospital Partners, an IRF operator that was later sold to Encompass . Select Medical (B 1 ) is headquartered in Mechanicsburg, PA and one of the largest operators of critical illness recovery hospitals (previously referred to as long term acute care hospitals), rehabilitation hospitals (previously referred to as inpatient rehabilitation facilities), outpatient rehabilitation clinics, and occupational health centers in the U . S . based on the number of facilities . As of December 31 , 2018 , Select Medical operated 96 critical illness recovery hospitals in 27 states, 26 rehabilitation hospitals in 11 states, and 1 , 662 outpatient rehabilitation clinics in 41 states . Select Medical’s joint venture subsidiary Concentra operated 524 occupational health centers in 41 states . Prospect Medical Holdings (B 3 ) was Established in 1996 , and has grown into a significant provider of coordinated regional healthcare services in Southern California, Connecticut, New Jersey, Pennsylvania, Rhode Island and South Central Texas . In addition to their medical groups, they own 20 acute and behavioral hospitals that are located in diverse areas within Southern California, Connecticut, New Jersey, Pennsylvania, Rhode Island and South Central Texas and maintain competitive market positions in the areas they serve . All of their facilities aim to provide a comprehensive range of services tailored to their specific communities, including partnerships with other hospitals, physicians and health plans . Orlando Health (A 2 ) is based in Central Florida, Orlando and is a $ 3 . 8 billion not - for - profit healthcare organization and a community - based network of hospitals, physician practices and outpatient care centers across Central Florida . The organization is home to the area’s only Level One Trauma Centers for adults and pediatrics and is a statutory teaching hospital system that offers both specialty and community hospitals . More than 3 , 000 physicians have privileges across the system, which is also one of the area’s largest employers with more than 23 , 000 employees who serve nearly 155 , 000 inpatients, more than 3 million outpatients, and more than 10 , 000 international patients each year . Additionally, Orlando Health provides more than $ 345 million in support of community health needs . 12 (as of June 30, 2019 unless otherwise stated) 2Q - 2019| Earnings Results and Operating Information

Real Estate Portfolio (as of June 30, 2019, see page 16 for footnotes) 13 2Q - 2019| Earnings Results and Operating Information Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) Mercy Rehabilitation Hospital Oklahoma City Oklahoma City, OK 1 IRF 53,449 8.3 $1,872 $35.02 Kindred/ Mercy Saint Joseph Rehabilitation Institute Mishawaka, IN 1 IRF 45,920 5.5 $1,464 $31.89 Trinity Cobalt Rehabilitation Hospital of Surprise Surprise, AZ 1 IRF 54,575 11.5 $1,971 $36.12 Curahealth Encompass Health Rehabilitation Hospital of Desert Canyon Las Vegas, NV 1 IRF 53,260 5.9 $1,504 $28.24 Encompass Health East Valley Gastroenterology & Hepatology Associates Chandler, AZ 3 MOB/ASC 39,305 10.8 $1,176 $29.93 East Valley Gastroenterology & Hepatology Associates/ USPI AMG Specialty Hospital Zachary, LA 1 LTACH 12,424 17.0 $409 $32.91 AMG Specialty Hospital Citrus Valley Medical Associates Corona, CA 1 MOB 41,803 11.5 $1,204 $28.80 Citrus Valley Medical Associates Prospect Medical Vernon, CT 2 MOB/Dialysis/ Administrative 58,550 12.2 $774 $13.22 Prospect ECHN / Prospect Medical Holdings, Inc. Heartland Women's Healthcare Southern IL 6 MOB 64,966 10.3 $1,158 $17.82 Heartland Women's Healthcare / USA OBGYN Management Cancer Center of Brevard Melbourne, FL 1 Cancer Center 19,074 4.0 $625 $32.78 Brevard Radiation Oncology / Vantage Oncology TriHealth Cincinnati, OH 1 MOB 18,820 6.6 $313 $16.64 TriHealth Foot and Ankle Specialists Bountiful, UT 1 MOB 22,335 14.3 $380 $17.00 Foot and Ankle Specialists of Utah / physician guaranty Rock Surgery Center Derby, KS 1 ASC 16,704 7.9 $255 $15.25 Rock Surgery Center/Rock Medical Assets Valley ENT McAllen, TX 1 MOB 30,811 10.2 $439 $14.25 Valley ENT Memorial Health System Belpre, OH 4 MOB/ Img / ER/ASC 155,600 9.8 $5,112 $32.85 Marietta Memorial Orlando Health Orlando, FL 5 MOB 59,644 4.7 $1,248 $20.92 Orlando Health City Hospital at White Rock Dallas, TX 1 Acute Hospital 236,314 18.7 $2,289 $9.69 Pipeline East Dallas Gainesville Eye Gainesville, GA 1 MOB/ASC 34,020 10.7 $792 $23.28 SCP Eyecare Services Northern Ohio Medical Specialists Fremont, OH 1 MOB 25,893 10.6 $624 $24.09 Northern Ohio Medical Specialists Fresenius Kidney Care Moline, IL 2 MOB 27,173 11.8 $548 $20.17 Quad City Nephrology/Fresenius Medical Care Holdings Zion Eye Institute St. George, UT 1 MOB/ASC 16,000 10.5 $408 $25.50 Zion Eye Institute Respiratory Specialists Wyomissing, PA 1 MOB 17,598 8.5 $413 $23.46 Berks Respiratory Amarillo Bone & Joint Clinic Amarillo, TX 1 MOB 23,298 10.5 $606 $26.01 Amarillo Bone & Joint Clinic Kansas City Cardiology Lee’s Summit, MO 1 MOB 12,180 5.5 $280 $23.03 Kansas City Cardiology Texas Digestive Fort Worth, TX 1 MOB 18,084 9.0 $442 $24.45 Texas Digestive Disease Consultants Albertville Medical Building Albertville, MN 1 MOB 21,486 9.5 $489 $22.78 Stellis Health Heartland Clinic Moline, IL 1 MOB/ASC 34,020 14.0 $910 $26.76 Heartland Clinic Central Texas Rehabilitation Clinic Austin, TX 1 IRF 59,258 7.8 $3,060 $51.64 CTRH, LLC / Kindred Health Conrad Pearson Clinic Germantown, TN 1 MOB/ASC 33,777 4.9 $1,518 $44.94 Urology Center of the South/Physician guarantees Cardiologists of Lubbock Lubbock, TX 1 MOB 27,280 10.2 $612 $22.44 Lubbock Heart Hospital/Surgery Partners, Inc. Carrus Specialty Hospital Sherman, TX 1 IRF/LTACH 69,352 (4) 18.0 $2,620 $37.77 SDB Partners, LLC Lonestar Endoscopy Flower Mound, TX 1 ASC 10,062 7.3 $300 $29.82 Lonestar Endoscopy Center, LLC

Real Estate Portfolio 14 (as of June 30, 2019, see page 16 for footnotes) 2Q - 2019| Earnings Results and Operating Information Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) Unity Family Medicine Brockport, NY 1 MOB 29,497 11.4 $621 $21.04 Unity Hospital of Rochester Oklahoma Center for Orthopedic & Multi - Specialty Surgery Oklahoma City, OK 3 Surgical Hospital/ Physical Therapy/ASC 97,406 13.8 $3,617 $37.13 OCOM/INTEGRIS; USPI; physician guaranty Southlake Heart & Vascular Institute Clermont, FL 1 MOB 18,152 3.4 $380 $20.93 Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida Thumb Butte Medical Center Prescott, AZ 1 MOB 12,000 7.7 $382 $31.83 Thumb Butte Medical Center/Physician Guaranty Las Cruces Orthopedic Las Cruces, NM 1 MOB 15,761 9.6 $369 $23.41 Las Cruces Orthopedic Associates Geisinger Specialty Care Lewisburg, PA 1 MOB/Img 28,480 3.8 $552 $19.38 Geisinger Health Southwest Florida Neurological & Rehab Cape Coral, FL 1 MOB 25,814 7.6 $551 $21.33 Southwest Florida Neurosurgical Associates Encompass Mechanicsburg Mechanicsburg, PA 1 IRF 78,836 1.9 $1,962 $24.89 Encompass Encompass Altoona Altoona, PA 1 IRF 70,007 1.9 $1,747 $24.96 Encompass Encompass Mesa Mesa, AZ 1 IRF 51,903 5.3 $1,815 $34.97 Encompass Piedmont Healthcare Ellijay, GA 3 MOB 44,162 7.0 $375 $8.49 Piedmont Mountainside Hospital, Inc. Carson Medical Group Clinic Carson City, NV 2 MOB 20,632 4.3 $365 $17.69 Carson Medical Group Northern Ohio Medical Specialists Sandusky, OH 8 MOB 55,760 8.3 $885 $15.87 Northern Ohio Medical Specialists Brown Clinic Watertown, SD 3 MOB/Img 48,132 12.3 $736 $15.29 Brown Clinic East Orange General Hospital East Orange, NJ 1 MOB 60,442 7.3 $981 $16.23 Prospect Medical Holdings, Inc. Berks Physicians & Surgeons Wyomissing, PA 1 MOB 17,000 7.1 $463 $27.23 Berks Eye Physicians & Surgeons Berks Eye Surgery Center Wyomissing, PA 1 ASC 6,500 7.1 $248 $38.12 Berkshire Eye Marina Towers Melbourne, FL 1 MOB/Img 75,899 6.8 $1,149 $15.14 Marina Towers, LLC/First Choice Healthcare Solutions, Inc. Surgical Institute of Michigan Detroit, MI 1 MOB/ASC 15,018 6.8 $409 $27.25 Surgical Institute of Michigan/Surgical Management Professionals Star Medical Center (3) Plano, TX 1 Surgical Hospital 24,000 16.6 $1,343 $55.95 Star Medical Center/ Lumin Health Gastro One Memphis, TN 6 MOB/ASC 52,266 8.5 $1,346 $25.75 Gastroenterology Center of the MidSouth Associates in Ophthalmology West Mifflin, PA 1 MOB/ASC 27,193 11.2 $799 $29.39 Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd. Orthopedic Surgery Center of Asheville Asheville, NC 1 ASC 8,840 2.7 $252 $28.52 Orthopedic Surgery Center of Ashville/Surgery Partners Select Medical Hospital Omaha, NE 1 LTACH 41,113 4.1 $1,815 $44.16 Select Specialty Hospital – Omaha, Inc./Select Medical Corporation Total Portfolio/Average 91 2,337,848 9.4 $58,977 $25.23

About GMRE Executive Team Jeffrey Busch Chief Executive Officer, Chairman and President Alfonzo Leon Chief Investment Officer Danica Holley Chief Operating Officer Bob Kiernan Chief Financial Officer Jamie Barber General Counsel and Corporate Secretary Allen Webb Senior VP, SEC Reporting and Technical Accounting Board of Directors Jeffrey Busch Chief Executive Officer, Chairman and President Henry Cole Lead Independent Director Paula Crowley Director Matthew Cypher Investment Committee Chair Zhang Huiqi Director Zhang Jingguo Director Ronald Marston Nominating and Corporate Governance Committee Chair Dr. Roscoe Moore Compensation Committee Chair Lori Wittman Audit Committee Chair Sell - Side Coverage Firm Name Email Phone Baird Drew T. Babin dbabin@rwbaird.com 610.238.6634 B. Riley FBR Bryan Maher bmaher@brileyfbr.com 646.885.5423 D.A. Davidson Barry Oxford Jr., CFA boxford@dadco.com 212.240.9871 Janney Robert Stevenson robstevenson@janney.com 646.448.3028 Stifel Chad Vanacore vanacorec@stifel.com 518.587.2581 The equity analysts listed above have published research material on the Company and are listed as covering the Company . Any opinions, estimates, or forecasts regarding the Company’s performance made by these analysts do not represent the opinions, estimates, or forecasts of the Company or its management and do not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts . Interested persons may obtain copies of analysts' reports on their own – we do not distribute these reports . Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us . Global Medical REIT Inc . (the “Company”) is net - lease medical office real estate investment trust (REIT) that acquires purpose - built specialized healthcare facilities and leases those facilities to strong healthcare systems and physician groups with leading market share . The Company’s real estate portfolio is comprised of 91 purpose - built healthcare buildings, which are primarily leased on a triple - net basis and contains 2 . 3 million net leasable square feet . These assets are concentrated in secondary and tertiary markets across the United States . The Company’s management team has significant healthcare, real estate and REIT experience and has long - established relationships with a wide range of healthcare providers . 15 2Q - 2019| Earnings Results and Operating Information

Disclosures Rent Coverage Ratio (see page 10 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded medical office buildings and other non - hospital tenants that are themselves credit rated or are subsidiaries of credit - rated health systems . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain tenants (approximately 10 % of our portfolio) are excluded from the calculation due to lack of available financial information or, with respect to our City Hospital at White Rock acquisition, a lack of relevant operating history with a new tenant operator . Additionally, certain components of our Rent Coverage Ratio include management assumptions to adjust for differences in tenant businesses, accounting and reporting practices, including, but not limited to, adjustments ( i ) for non - cash charges, (ii) for physician distributions and compensation, (iii) for differences in fiscal year, (iv) for changes in financial statement presentation and (v) for straight - line rent . Management believes that all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 13 and 14 ) Data as of June 30, 2019. (1) Monthly base rent at June 30, 2019 multiplied by 12 . Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases. (2) Certain lease guarantees are for less than 100% of the contractual rental payments. (3) Carrus Specialty Hospital does not include 12,000 square feet of shell space. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Results and Operating Information Package . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 2Q - 2019| Earnings Results and Operating Information | Reporting Definitions and Disclosures 16 (as of June 30, 2019)

2 Bethesda Metro Center, Suite 440 | Bethesda, MD 20814 (202) 524 - 6851 www.globalmedicalreit.com NYSE: GMRE Investor Contact Mary Jensen maryj@globalmedicalreit.com 202.524.6869 – Office 310.526.1707 – Cell